PROSPECTUS
SEPTEMBER 28, 2005

                               BADGLEY FUNDS, INC.

                                       [G]
                               BADGLEY GROWTH FUND

                                       [B]
                              BADGLEY BALANCED FUND

           P.O. BOX 701 MILWAUKEE, WISCONSIN 53201-0701 [] 1-877-BADGLEY
                              WWW.BADGLEYFUNDS.COM

      The investment objective of the Badgley Growth Fund (the "Badgley Growth Fund") is long-term capital appreciation. The investment objective of the Badgley Balanced Fund (the "Badgley Balanced Fund") is long-term capital appreciation and income. The Badgley Growth Fund and Badgley Balanced Fund each invest primarily in common stocks and the Badgley Balanced Fund also invests in investment grade bonds and other fixed income securities. Each Fund's common stock investments are made based on long-term growth potential which may result in lower turnover, transaction costs and capital gains distributions.

      This Prospectus contains information you should consider before you invest in one or more of the Funds. Please read it carefully and keep it for future reference.

                                     [LOGO]

      THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      In deciding whether to invest in one or more of the Funds, you should rely only on information in this Prospectus or the Statement of Additional Information (the "SAI"). The Funds have not authorized others to provide additional information. The Funds do not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.





                                TABLE OF CONTENTS

================================================================================

HIGHLIGHTS AND RISKS...........................................................3

PERFORMANCE INFORMATION........................................................4

FEES AND EXPENSES OF THE FUNDS.................................................5

INVESTMENT OBJECTIVES..........................................................6

HOW THE FUNDS INVEST...........................................................7

PRINCIPAL RISKS OF INVESTING IN THE FUNDS......................................8

FUND MANAGEMENT................................................................9

HOW TO PURCHASE SHARES........................................................10

HOW TO REDEEM SHARES..........................................................13

VALUATION OF FUND SHARES......................................................15

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN...................................15

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT......................15

FINANCIAL HIGHLIGHTS..........................................................17

ADDITIONAL INFORMATION........................................................19


2 BADGLEY FUNDS PROSPECTUS

HIGHLIGHTS AND RISKS

WHAT ARE THE GOALS OF EACH FUND?

      The Badgley Growth Fund's goal is long-term capital appreciation. The Badgley Balanced Fund's goal is long-term capital appreciation and income (i.e., risk-adjusted total return). These goals are sometimes referred to as the Funds' investment objectives. For more information, see "Investment Objectives" and "How the Funds Invest."

WHAT WILL THE FUNDS INVEST IN?

      The Funds invest primarily in companies with medium-to-large market capitalizations. The Badgley Growth Fund primarily invests in common stocks. The Badgley Balanced Fund primarily invests in common stocks and investment grade bonds and other fixed income securities. In trying to achieve the Funds' goals, Badgley, Phelps and Bell, Inc. (the "Adviser") selects stocks that the Adviser believes have the potential to grow revenues, earnings and dividends in excess of the Standard & Poor's 500 Stock Index (the "S&P 500") over a three- to five-year time period. The Adviser generally purchases common stocks with a longer-term investment horizon, which may result in lower turnover, transaction costs and capital gains distributions. The Adviser generally sells common stocks that the Adviser believes show deteriorating fundamentals or are overvalued. The Adviser generally sells bonds that fall below the Badgley Balanced Fund's credit quality standards. For more information, see "How the Funds Invest."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

      The main risks of investing in one or more of the Funds are:

      o     Stock Market Risk:      The Funds are subject to stock market risks
                                    and significant fluctuations in value. If the stock market declines in value, the Funds are likely to decline in value.
                                    Increases or decreases in value of stocks are generally greater than for bonds or other debt investments.

      o     Stock Selection Risk:   The stocks selected by the Adviser may
                                    decline in value or not increase in value when the stock market in general is rising.

      o     Growth Stock Risk:      The Funds are subject to growth stock risk.
                                    Growth stocks, which can be priced based on future expectations rather than current results, may decline in value when expectations are not met or general market conditions weaken.

      In addition, the Badgley Balanced Fund is subject to the following risks:

      o     Bond Market Risk:       The Badgley Balanced Fund is subject to
                                    market risks associated with fixed income investments. If interest rates rise, bond prices in general are likely to decline over short or even extended periods.

      o     Credit Risk:            Individual issues of fixed income securities
                                    may be subject to the credit risk of the issuer.

      Neither Fund can guarantee that it will achieve its goal. You should be aware that you may lose money by investing in the Badgley Growth Fund or the Badgley Balanced Fund.

IS THE BADGLEY GROWTH FUND OR THE BADGLEY BALANCED FUND AN APPROPRIATE INVESTMENT FOR ME?

      The Funds are suitable for long-term investors only. The Funds are not short-term investment vehicles.

      An investment in the Badgley Growth Fund may be appropriate if:

      o     your goal is long-term capital appreciation;

      o     you do not require current income from this investment; and

      o you are willing to accept short-term to intermediate-term fluctuations in value to seek possible higher long-term returns.


                                                     BADGLEY FUNDS PROSPECTUS  3

      An investment in the Badgley Balanced Fund may be appropriate if:

      o     your goal is long-term capital appreciation and income;

      o you want to receive a moderate level of current income from this investment; and

      o you are willing to accept some short-term to intermediate-term fluctuations in value to seek possible higher long-term returns.

                             PERFORMANCE INFORMATION

      The performance information that follows gives some indication of the risks of investing in each Fund by comparing the Fund's performance with a broad measure of market performance. Please remember that a Fund's past performance does not reflect how the Fund may perform in the future.

                      1999-2004 CALENDAR YEAR TOTAL RETURN

          BADGLEY GROWTH FUND                      BADGLEY BALANCED FUND

INSERT BAR CHART - 1999 20.64%; 2000      INSERT BAR CHART - 1999 9.12%; 2000
5.73%; 2001 -21.01%; 2002 -22.21%;        8.20%; 2001 -7.45%; 2002 -7.16%; 2003
2003 17.74%; 2004 10.68%                  10.57%; 2004 6.25%

----------                                ----------
The Badgley Growth Fund's year-to-date    The Badgley Balanced Fund's
total return through June 30, 2005 is     year-to-date total return through
(6.04)%.                                  June 30, 2005 is (2.48)%.

                        BEST AND WORST QUARTERLY RETURNS

                        (DURING 1999-2004 CALENDAR YEARS)

         BADGLEY GROWTH FUND                       BADGLEY BALANCED FUND

     BEST                  WORST                BEST                  WORST

    15.03%                -17.76%               7.24%                -8.05%

(Fourth Quarter       (First Quarter       (Fourth Quarter       (First Quarter
     1999)                 2001)                1999)                 2001)


4 BADGLEY FUNDS PROSPECTUS

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2004

                                                                    1 YEAR           5 YEARS        SINCE INCEPTION*
                                                                    ------           -------        ----------------
BADGLEY GROWTH FUND
Return Before Taxes                                                 10.68%           -3.28%             1.66%
Return After Taxes on Distribution                                  10.68%(1)        -3.28%(1)          1.64%(1)
Return After Taxes on Distribution and Sale of Fund Shares           6.94%(1)(2)     -2.76%(1)(2)       1.41%(1)(2)

BADGLEY BALANCED FUND
Return Before Taxes                                                  6.25%            1.78%             3.82%
Return After Taxes on Distribution                                   5.83%(1)         1.14%(1)          3.14%(1)
Return After Taxes on Distribution and Sale of Fund Shares           4.17(1)(2)       1.13%(1)(2)       2.86%(1)(2)
S&P 500 Index (3)                                                   10.88%           -2.30%             2.60%
Russell 1000 Growth Index(4)                                         6.30%           -9.29%            -0.84%
Lehman Brothers Government/Credit Intermediate Index (5)             3.04%            7.21%             6.33%

----------
(*)   The Funds commenced operations on June 25, 1998.

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)   Calculated assuming taxpayer has sufficient offsetting capital gains.

(3) The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The S&P 500 Index cannot be invested in directly.

(4) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged, capitalization weighted index comprised of the stocks of the top 1000 U.S. Corporations, as measured by their market capitalizations. The stocks cross all major industries, and the index is used to illustrate the performance of the broad domestic economy. These indices cannot be invested in directly.

(5) The Lehman Brothers Government/Credit Intermediate Index is an unmanaged market value-weighted index composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). All issues have maturities between one and ten years and an outstanding par value of at least $150 million.




                         FEES AND EXPENSES OF THE FUNDS

      The following table describes the fees and expenses that you may pay if you buy and hold shares of one or more of the Funds.

SHAREHOLDERS FEES (fees paid directly from your investment)
                                                                                         Badgley         Badgley
                                                                                       Growth Fund    Balanced Fund
     Maximum Sales Charge (Load) Imposed on Purchases................................     None             None
     Maximum Deferred Sales Charge (Load)............................................     None             None
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends.....................     None             None
     Redemption Fee..................................................................     None             None
     Exchange Fee....................................................................     None             None

                                                     BADGLEY FUNDS PROSPECTUS  5


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
                                                                                         Badgley         Badgley
                                                                                       Growth Fund    Balanced Fund
     Management Fees.................................................................     1.00%           0.90%
     Distribution and Service (12b-1) Fees(1)........................................     0.25%           0.08%
     Other Expenses(2)...............................................................     1.14%           0.64%
     Total Annual Fund Operating Expenses(2).........................................     2.39%           1.62%
     Less Fee Waiver/Expense Reimbursement(2)........................................    -0.89%          -0.32%
     Net Expenses....................................................................     1.50%           1.30%

----------

(1) The Funds have adopted an amended and restated plan of distribution under Rule 12b-1 allowing for the reimbursement or payment or distribution and marketing expenses in any amount not to exceed an annual rate of 0.25% of each Fund's average daily net assets. The distribution fees reflected in the table are estimates for the upcoming fiscal year based on the amended and restated plan of distribution effective in July 2004. Long-term shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by The National Association of Securities Dealers, Inc. See "Distribution and Shareholder Servicing Plan."

(2) The Adviser has contractually agreed to waive its fee and/or reimburse the Funds' other expenses to the extent necessary to ensure that the Badgley Growth Fund's total operating expenses do not exceed 1.50% of its average daily net assets and that the Badgley Balanced Fund's total operating expenses do not exceed 1.30% of its average daily net assets until September 30, 2006. After such date, the total operating expense limitations may be terminated or revised at any time. Pursuant to the terms of the contract, any waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. For additional information, see "Fund Management." These expenses are as of May 31, 2005.




                                     EXAMPLE

      The following Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's total annual operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

                                     1 Year    3 Years    5 Years    10 Years
                                     ------    -------    -------    --------
            Badgley Growth Fund       $153       $660      $1,195     $2,658
            Badgley Balanced Fund     $132       $480        $851     $1,895

                             INVESTMENT OBJECTIVES

      The Badgley Growth Fund's investment objective is long-term capital appreciation. The Badgley Balanced Fund's investment objective is long-term capital appreciation and income (i.e., risk-adjusted total return).


6 BADGLEY FUNDS PROSPECTUS

HOW THE FUNDS INVEST

BADGLEY GROWTH FUND

      The Badgley Growth Fund seeks to achieve its investment objective by investing primarily in common stocks of companies with medium to large capitalizations. The Badgley Growth Fund typically invests in companies with market capitalizations of $5.0 billion or more.

      The Badgley Growth Fund will focus on equity securities of companies that the Adviser believes have superior growth prospects relative to the S&P 500. In identifying equity securities for the Badgley Growth Fund, the Adviser generally evaluates the fundamental prospects for each company using both internal and external research. In compiling its internal research, the Adviser uses a number of research sources, including industry resources, the management of companies and other institutional providers. In the research process, the Adviser reviews certain fundamental attributes that it believes a security should have for investment in it, including:

      o Consistent and predictable growth characteristics (growing revenues, earnings and dividends);

      o Low financial risk, which includes low debt and lease obligations and strong cash flow;

      o     Market dominance;

      o     Significant barriers to entry; and

      o     Strong management.

      The Adviser also considers its ability to effectively analyze and follow the industry in which the company participates and the company's particular business. Finally, the Adviser values companies by considering the relationship between the earnings per share growth rate of a company and its price to earnings ratio, and by considering the range of a company's historical relative price to earnings ratio.

      The Badgley Growth Fund holds securities for an extended time, which may result in lower turnover, transaction costs and capital gains distributions. The Badgley Growth Fund sells a security when the Adviser believes it shows deteriorating fundamentals or is overvalued or to change the weighting of a security or a sector.

      Under normal circumstances, the Badgley Growth Fund expects to be fully invested in common stocks. Common stocks are units of ownership of a corporation.

      Although not part of its principal investment strategy, the Badgley Growth Fund may invest up to 15% of its net assets in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other foreign instruments. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. EDRs are European receipts evidencing a similar arrangement. Pending investment or to pay redemption requests and expenses, the Badgley Growth Fund may hold a portion of its assets in short-term, investment grade money market securities and cash. The Badgley Growth Fund may also invest a limited amount of assets in illiquid securities. See the Funds' SAI for additional information.

BADGLEY BALANCED FUND

      The Badgley Balanced Fund seeks to achieve its investment objective by investing primarily in common stocks and investment grade bonds and other fixed income securities. The Badgley Balanced Fund will focus on the securities of companies with medium-to-large market capitalizations with respect to equity and corporate debt securities investments. The Badgley Balanced Fund typically invests in companies with market capitalizations of $5.0 billion or more.

      In selecting equity securities for the Badgley Balanced Fund, the Adviser uses the same methods used for the Badgley Growth Fund as discussed above. In addition to equity securities, the Badgley Balanced Fund invests in investment grade bonds and other fixed income securities, including corporate and government securities, repurchase agreements and mortgage-backed securities. The Badgley Balanced Fund will focus on


                                                     BADGLEY FUNDS PROSPECTUS  7
intermediate-term investment grade bonds with an average dollar-weighted portfolio of three- to seven-year maturities with individual maturities ranging from one to 10 years.

      In identifying debt securities for the Badgley Balanced Fund, the Adviser generally conducts a relative value analysis. In the investment process, the Adviser reviews attributes that it believes a debt security should have for investment in it, including:

      o     Credit quality of investment grade or higher;

      o     Liquidity; and

      o     Relative value within the issue's specific sector.

      The Badgley Balanced Fund holds securities for an extended time, which may result in lower turnover, transaction costs and capital gains distributions. In selling equity securities for the Badgley Balanced Fund, the Adviser uses the same methods used for the Badgley Growth Fund as discussed above. The Badgley Balanced Fund sells a debt security when it falls below the Badgley Balanced Fund's credit quality standards or the Adviser identifies more attractive debt securities or to upgrade the Badgley Balanced Fund's overall yield, quality or liquidity.

      Under normal circumstances, the Badgley Balanced Fund invests at least 25% of its total assets in fixed income senior securities, including bonds, other debt securities and non-convertible preferred stocks. Debt securities are obligations of the issuer to pay interest and repay principal. Preferred stocks have rights senior to a company's common stock, but junior to a company's creditors and, if held by the Badgley Balanced Fund as a fixed income security, will generally pay a dividend.

      Although not part of its principal investment strategy, the Badgley Balanced Fund may invest up to 15% of its net assets in ADRs, EDRs or other foreign instruments. Pending investment or to pay redemption requests and expenses, the Badgley Balanced Fund may hold a portion of its assets in short-term, investment grade money market securities and cash. The Badgley Balanced Fund may also invest a limited amount of assets in illiquid securities. See the Funds' SAI for additional information.


                   PRINCIPAL RISKS OF INVESTING IN THE FUNDS

      The principal risks of investing in the Funds are identified below. The main risks of investing in one or more of the Funds are:

      o     Stock Market Risk:      The Funds are subject to stock market risks
                                    and significant fluctuations in value. If the stock market declines in value, the Funds are likely to decline in value.
                                    Increases or decreases in value of stocks are generally greater than for bonds or other debt investments.

      o     Stock Selection Risk:   The stocks selected by the Adviser may
                                    decline in value or not increase in value when the stock market in general is rising.

      o     Growth Stock Risk:      The Funds are subject to growth stock risk.
                                    Growth stocks, which can be priced based on future expectations rather than current results, may decline in value when expectations are not met or general market conditions weaken.

      In addition, the Badgley Balanced Fund is subject to the following risks:

      o     Bond Market Risk:       The Badgley Balanced Fund is subject to
                                    market risks associated with fixed income investments. If interest rates rise, bond prices in general are likely to decline over short or even extended periods.

      o     Credit Risk:            Individual issues of fixed income securities
                                    may be subject to the credit risk of the issuer.

      You should be aware that you may lose money by investing in the Badgley Growth Fund or the Badgley Balanced Fund.



8 BADGLEY FUNDS PROSPECTUS

FUND MANAGEMENT

ADVISER

      Badgley, Phelps and Bell, Inc. (the "Adviser") is the investment adviser to the Funds. The Funds have entered into an Investment Advisory Agreement with the Adviser under which the Adviser manages each of the Fund's investments and business affairs, subject to the supervision of the Funds' Board of Directors. The Adviser, located at 1420 Fifth Avenue, Seattle, Washington 98101, is a Washington corporation founded in 1966. The Adviser is controlled by several of its officers. As of August 31, 2005, the Adviser managed approximately $1.5 billion for individual and institutional clients.

      Under the Investment Advisory Agreement, the Funds compensate the Adviser for its management services at the annual rate of 1.00% of the Badgley Growth Fund's average daily net assets and 0.90% of the Badgley Balanced Fund's average daily net assets. The advisory fee is accrued daily and paid monthly. Pursuant to an agreement with the Funds, for the fiscal year ended May 31, 2005 the Adviser waived its management fee and reimbursed the Funds' other expenses so that the Badgley Growth Fund's total operating expenses (on an annual basis) did not exceed 1.50% of its average daily net assets and that the Badgley Balanced Fund's total operating expenses (on an annual basis) did not exceed 1.30% of its average daily net assets. The Adviser has agreed to continue this waiver and reimbursement agreement until September 30, 2006. After such time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse all or a portion of Fund operating expenses. Any waiver of fees or reimbursement of expenses will be made on a monthly basis and, with respect to the latter, will be paid to the Funds by reduction of the Adviser's fee. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for a Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed. Any such waiver or reimbursement is subject to later adjustment during the term of the Investment Advisory Agreement to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser will only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

      Under the Investment Advisory Agreement, the Adviser is responsible for management of each Fund's assets, as well as for portfolio transactions and brokerage.

      PORTFOLIO MANAGERS. The following individuals are co-managers of the
Funds:

      STEVEN C. PHELPS. Mr. Phelps graduated Phi Beta Kappa and magna cum laude from Williams College in 1983 with a degree in political economy and was subsequently awarded a Fulbright Scholarship at the University of Frankfurt, Germany for research on policy issues relating to international monetary coordination. Mr. Phelps is the Chief Executive Officer of the Adviser and he has been a Director of the Adviser since 1990. Mr. Phelps joined the Adviser in 1986 after working for two years with PACCAR, Inc. as a finance analyst and as an independent researcher on the economics of the transportation industry. Mr. Phelps is a Chartered Financial Analyst and a Chartered Investment Counselor.

      MITZI W. CARLETTI. Ms. Carletti received a Bachelor of Arts degree with honors from the University of Puget Sound in 1978. Prior to joining the Adviser as a portfolio manager in 1995, Ms. Carletti worked as a senior research analyst at Frank Russell Company, a pension fund consultant, from 1988 until 1995, and as a financial consultant with Merrill Lynch from 1979 to 1988.

      ROSS W. OHASHI. Mr. Ohashi received a Bachelor of Arts in Marketing and Masters of Business Administration in Finance from the University of Washington. Mr. Ohashi joined the Adviser as a portfolio manager in 2001. For over twenty years before joining the Adviser, Mr. Ohashi worked for Bank of America, most recently as Vice President and Senior Portfolio Manager at Bank of America Private Investments. Mr. Ohashi is a Chartered Financial Analyst and Chartered Financial Consultant.


                                                     BADGLEY FUNDS PROSPECTUS  9

      The following individual is also a co-manager of the Badgley Balanced Fund concentrating on the Badgley Balanced Fund's fixed income securities.

      CALVIN M. SPRANGER. Mr. Spranger received a Bachelor of Business Administration from the University of Wisconsin. He joined the Adviser in 2000 and currently oversees the management and trading of fixed income securities for both private capital and institutional clients including the Badgley Balanced Fund. Mr. Spranger is a member of the Adviser's Institutional Services Committee, which guides the investment process for all institutional accounts, and is a member of the Adviser's research team. Prior to joining the Adviser, Mr. Spranger worked as a member of the Fixed Income Sales Group of Dain Rauscher Corporation from 1998 to 2000 and as a Registered Representative with Olde Discount from 1997 to 1998. Mr. Spranger is a Chartered Financial Analyst.

      The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of Fund shares.

CUSTODIAN

      U.S. Bank, N.A. ("U.S. Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of the Funds' assets.

TRANSFER AGENT AND ADMINISTRATOR

      U.S. Bancorp Fund Services, LLC ("USBFS"), Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as transfer agent for the Funds (the "Transfer Agent") and as the Funds' administrator.

DISTRIBUTOR

      Rafferty Capital Markets, LLC., 59 Hilton Avenue, Suite 101, Garden City, NY 11530, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as distributor of each Fund's shares (the "Distributor"). The Distributor is not affiliated with the Adviser.

HOW TO PURCHASE SHARES

      Shares of the Funds may be purchased at net asset value (as defined below) through any dealer which has entered into a sales agreement with the Distributor, in its capacity as principal underwriter of shares of the Funds, or through the Distributor directly. The Transfer Agent may also accept purchases directly via check or wire, and will require an application to be completed in order to establish an account.

PURCHASE OF FUND SHARES

      Payment for Fund shares should be made by check in U.S. dollars drawn on a U.S. bank, savings and loan or credit union. The Fund will not accept payment in cash, including cashier's check or money orders, unless the cashier's check is in excess of $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The minimum initial investment in a Fund is $2,000. Subsequent investments of at least $250 may be made by mail or by wire. For investors using the Automatic Investment Plan, as described below, the minimum investment is $1,000 with a minimum monthly investment of $100. These minimums can be changed or waived by the Funds at any time. The Funds will waive the minimums for employees of the Adviser and their family members. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of subsequent investments.

NET ASSET VALUE

      Shares of the Funds are sold on a continual basis at the net asset value per share next computed following receipt of an order in proper form (as described below under "Initial Investment" and "Subsequent Investment") by a dealer, the Distributor or the Transfer Agent, as the case may be. Net asset value per share is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern Standard Time) on each day the New York Stock Exchange ("NYSE") is open. See "Valuation of Fund Shares."


10   BADGLEY FUNDS PROSPECTUS

INITIAL INVESTMENT - MINIMUM $2,000

      You may purchase Fund shares by completing a shareholder application and mailing it with a check made payable to "Badgley Funds, Inc." to your securities dealer, the Distributor or the Transfer Agent, as the case may be. The minimum initial investment is $2,000. If mailing to the Distributor or Transfer Agent, please send to the following address:

                   By Mail                        By Overnight Courier
                   -------                        --------------------

      U.S. Bancorp Fund Services, LLC       U.S. Bancorp Fund Services, LLC
      P.O. Box 701                          Third Floor
      Milwaukee, Wisconsin 53201-0701       615 East Michigan Street
                                            Milwaukee, Wisconsin 53202

      The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of purchase applications does not constitute receipt by the Transfer Agent or a Fund. Do not mail letters by overnight courier to the post office box.

      If the securities dealer you have chosen to purchase Fund shares through has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place your order for the purchase of Fund shares. Purchases made through such dealers will be effected at the net asset value next determined after receipt by a Fund of the dealer's order to purchase shares. Such dealers may also charge a transaction fee, as determined by the dealer. That fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.

      If your payment does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by a Fund as a result. All applications to purchase Fund shares are subject to acceptance by a Fund and are not binding until so accepted. The Funds will not accept your application unless it is in good form and accompanied by a check payable to "Badgley Funds, Inc." for at least the minimum investment amount. The Funds reserve the right to decline or accept a purchase order application in whole or in part.

WIRE PURCHASES

      You may also purchase Fund shares by wire. To open an account by wire, a completed account application is required before your wire can be accepted. Upon receipt of your completed application, an account with a specific account number will be established for you. You must include your account number in the wire instructions you provide to your bank. The following instructions should be followed when wiring funds to the Transfer Agent for the purchase of Fund shares:

            Wire to:              U.S. Bank, N.A.
            ABA Number:           075000022

            Credit:               U.S. Bancorp Fund Services, LLC
            Account:              112-952-137

            Further Credit:       Badgley Funds, Inc.
                                  (shareholder account number)
                                  (shareholder name/account registration)

      Please call 1-877-BADGLEY (1-877-223-4539) prior to wiring funds in order to verify the proper wire instructions and ensure that the wire is properly applied. The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.


                                                    BADGLEY FUNDS PROSPECTUS  11

TELEPHONE PURCHASES

      The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option on your account, complete the appropriate section in the shareholder application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by the Transfer Agent. Purchases must be in amounts of $250 or more and may not be used for initial purchases of a Fund's shares. To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment by Electronic Funds Transfer through the ACH system prior to the close of regular trading on such date. Most transfers are completed within one business day. Subsequent investments may be made by calling 1-877-BADGLEY (1-877-223-4539).

PURCHASING SHARES THROUGH FINANCIAL INTERMEDIARIES

      If you purchase shares through a financial intermediary (such as a broker-dealer), certain features of a Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of a Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. You should consult your financial intermediary for more information regarding these matters. Certain financial intermediaries may charge you transaction fees for their services. You will not be charged these fees directly by a Fund if you purchase your Fund shares directly from the Fund without the intervention of a financial intermediary. Each Fund may, however, compensate financial intermediaries for assistance under the Funds' Distribution and Shareholder Servicing Plan (i.e., Rule 12b-1 plan) or otherwise. Certain broker-dealers for the Funds are authorized to designate other financial intermediaries to receive purchase and redemption orders on behalf of a Fund.

AUTOMATIC INVESTMENT PLAN - MINIMUM $1,000

      The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in one or more of the Funds from your bank checking or savings account. The minimum initial investment for investors using the AIP is $1,000 with a monthly minimum investment of $100. To establish the AIP, complete the appropriate section in the shareholder application. You should consider your financial ability to continue in the AIP until the minimum initial investment amount is met because the Funds have the right to close an investor's account for failure to reach the minimum initial investment. For additional information on the AIP, please see the SAI.

INDIVIDUAL RETIREMENT ACCOUNTS

      You may invest in a Fund by establishing a tax-sheltered individual retirement account ("IRA"). The Funds offer the Traditional IRA, Roth IRA, SIMPLE IRA and SEP-IRA. For additional information on IRA options, please see the SAI.

COVERDELL EDUCATION SAVINGS ACCOUNT

      You may invest in a Fund by establishing a tax-sheltered Coverdell Education Savings Account.

SUBSEQUENT INVESTMENTS - MINIMUM $250

      Additions to your account may be made by mail or by wire. Any subsequent investment must be for at least $250. When making an additional purchase by mail, enclose a check payable to "Badgley Funds, Inc." and the Additional Investment Form provided on the lower portion of your account statement. Neither cash nor third-party checks will be accepted. To make an additional purchase by wire, please call 1-877-BADGLEY (1-877-223-4539) for complete wiring instructions.


12 BADGLEY FUNDS PROSPECTUS

HOW TO REDEEM SHARES

IN GENERAL

      You may request redemption of part or all of your Fund shares at any time at the next determined net asset value. See "Valuation of Fund Shares." No redemption request will become effective until a redemption request is received in proper form (as described below) by the Transfer Agent. You should contact the Transfer Agent for further information concerning redemption of Fund shares. A Fund normally will mail your redemption proceeds the next business day and, in any event, no later than seven days after receipt of a redemption request in good order. However, when a purchase has been made by check, a Fund may hold payment on redemption proceeds until it is reasonably satisfied that the check has cleared, which may take up to 12 days.

      Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by a Fund of the broker's or dealer's instruction to redeem shares. Some brokers or dealers may charge a fee in connection with such redemptions.

      Investors who have an IRA must indicate on their redemption requests whether or not federal income tax should be withheld. Redemption requests failing to make an election will be subject to withholding.

      Your account may be terminated by the Funds on not less than 30 days' written notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $2,000. Upon any such termination, a check for the proceeds of redemption will be sent to you within seven days of the redemption.

WRITTEN REDEMPTION

      For most redemption requests, you need only furnish a written, unconditional request to redeem your shares at net asset value to the Transfer
Agent:

                  By Mail                       By Overnight Courier
                  -------                       --------------------

      U.S. Bancorp Fund Services, LLC     U.S. Bancorp Fund Services, LLC
      P.O. Box 701                        Third Floor
      Milwaukee, Wisconsin 53201-0701     615 East Michigan Street
                                          Milwaukee, Wisconsin 53202

Requests for redemption must (i) be signed exactly as the shares are registered, including the signature of each owner, and (ii) specify the number of shares or dollar amount to be redeemed. Redemption proceeds be wired to a commercial bank. The Transfer Agent will charge a $15.00 service fee for wire transactions. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of redemption requests does not constitute receipt by the Transfer Agent or the Funds. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

TELEPHONE REDEMPTION

      You may also redeem your shares by calling the Transfer Agent at 1-877-BADGLEY (1-877-223-4539). Redemption requests by telephone are available for redemptions of $500 or more. Redemption requests for less than $500 must be in writing. In order to utilize this procedure, you must have previously elected this option on your shareholder application and the redemption proceeds must be mailed directly to you or transmitted to your predesignated account via wire or ACH transfer. Funds sent via ACH are automatically credited to your account within three business days. There is currently no charge for this service. To change


                                                    BADGLEY FUNDS PROSPECTUS  13
the designated account, send a written request with signature(s) guaranteed to the Transfer Agent. To change the address, call the Transfer Agent or send a written request with signature(s) guaranteed to the Transfer Agent. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. No telephone redemption requests will be allowed within 15 days of such a change. The Funds reserve the right to limit the number of telephone redemptions you may make. Once made, telephone redemptions may not be modified or canceled.

      The Transfer Agent will use reasonable procedures to ensure that instructions received by telephone are genuine. These procedures may include requiring some form of personal identification prior to acting upon telephone instructions, recording telephonic transactions and/or sending written confirmation of such transactions to investors. Assuming procedures such as the above have been followed, neither the Funds nor the Transfer Agent will be liable for any loss, cost or expense for acting upon an investor's instructions or for any unauthorized telephone redemption. The Funds reserve the right to refuse a telephone redemption request.

REDEEMING SHARES THROUGH FINANCIAL INTERMEDIARIES

      If you redeem shares through a financial intermediary (such as a broker-dealer), such financial intermediary may charge you transaction fees for their services. You will not be charged such fees if you redeem Fund shares directly through a Fund without the intervention of a financial intermediary.

SYSTEMATIC WITHDRAWAL PLAN

      The Systematic Withdrawal Plan ("SWP") allows you to make automatic withdrawals from your account at regular intervals. Redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to make a SWP payment, the remaining amount will be redeemed and the SWP will be terminated. Please see the SAI for more information.


SIGNATURE GUARANTEES

      A Signature guarantee is required if redemption proceeds:

      o are paid to a person other than the registered owner(s) of the account; and

      o are to be mailed or wired to an address or bank account that is different from that currently on file with the Transfer Agent or has changed within the last 15 days.

A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, saving associations, credit unions, brokerage firms and others. Please note that a notary public stamp or seal is not acceptable.

EXCHANGE PRIVILEGE

      The Funds have established a program which permits Fund shareholders to exchange Fund shares for shares of any other Badgley Fund or for shares of the First American money market funds. Please see the SAI for more information on the exchange privilege, including minimum exchange amounts and fees.

SHAREHOLDER IDENTIFICATION

      The Funds are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust, and other entity accounts require additional documentation. The Funds will return your application if any required information is missing, and may request additional information from you for verification purposes. In the rare event that the Funds are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's net asset value.


14 BADGLEY FUNDS PROSPECTUS

MARKET TIMING POLICY

      The Funds are intended for long-term investors and are not intended as vehicles for shareholders interested in short-term trading in Fund shares or market timing since such activities tend to result in additional portfolio turnover and costs to longer-term shareholders. Because of the potential harm to the Funds and their shareholders, the Board of Directors approved policies and procedures designed to discourage market timers. As part of such policies and procedures, each Fund reserves the right to reject purchase orders from shareholders that appear to be market timers or who otherwise engage in excessive short-term trading. These policies and procedures apply to any Fund account.

PORTFOLIO HOLDINGS DISCLOSURE

      A description of the Corporation's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Corporation's SAI.

VALUATION OF FUND SHARES

      Net asset value is calculated by taking the value of a Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. The net asset value per share is determined as of the close of trading (generally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business. Net asset value is not determined on days the NYSE is closed. Purchase orders received or shares tendered for redemption on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Funds. A Fund may also use fair value pricing if the value of a security it holds has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. The Fund uses pricing services to assist in determination of market value.

DISTRIBUTION AND SHAREHOLDER
SERVICING PLAN

      The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes each Fund to pay the Distributor and certain financial intermediaries (such as broker-dealers) who assist in distributing Fund shares or who provide shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of each Fund's average daily net assets (computed on an annual basis). To the extent expenses are incurred under the 12b-1 Plan, the 12b-1 Plan has the effect of increasing a Fund's expenses from what they would otherwise be. Because Rule 12b-1 fees are paid out of a Fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and could cost long-term investors of a Fund more than paying other types of sales charges. For additional information on the 12b-1 Plan, please see the SAI.

DIVIDENDS, CAPITAL GAINS
DISTRIBUTIONS AND TAX TREATMENT

      For federal income tax purposes, all dividends paid by the Funds and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by a Fund from net realized long-term


                                                    BADGLEY FUNDS PROSPECTUS  15
capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. The Badgley Growth Fund expects that, because of its investment objective, its distributions will consist primarily of long-term capital gains. The Badgley Balanced Fund expects that, because of its investment objective, its distributions will consist primarily of long-term capital gains and ordinary income. Investors are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

      The Badgley Growth Fund intends to pay dividends from net investment income annually, and the Badgley Balanced Fund intends to pay dividends from net investment income quarterly. The Funds intend to distribute capital gains, if any, at least annually. When a dividend or capital gain is distributed, a Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. An investor may change an election by telephone, subject to certain limitations, by calling the Transfer Agent at 1-877-BADGLEY (1-877-223-4539).

      Investors who request to have dividends and/or capital gains in cash may have such amounts mailed or sent via electronic funds transfer ("EFT"). Transfers via EFT generally take up to three business days to reach the investor's bank account.

      If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund.

      If you do not furnish the Funds with your correct social security number or taxpayer identification number, the Funds are required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 28%.

      An exchange of Fund shares for shares pursuant to the Funds' exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. An exchange is not a tax-free transaction.

      This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.


16  BADGLEY FUNDS PROSPECTUS

                              FINANCIAL HIGHLIGHTS

      The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request.

                                                                              Badgley Growth Fund
                                              ----------------------------------------------------------------------------------
                                               Year Ended         Year Ended       Year Ended       Year Ended       Year Ended
                                              May 31, 2005       May 31, 2004     May 31, 2003     May 31, 2002     May 31, 2001
                                              ------------       ------------     ------------     ------------     ------------
Net asset value, beginning of period .......  $      10.29       $       8.85     $      10.31     $      12.10     $      13.23
                                              ------------       ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................         (0.04)(1)          (0.05)           (0.04)           (0.07)           (0.07)
Net realized and unrealized gain
(loss) on investments ......................          0.28               1.49            (1.42)           (1.72)           (1.06)
                                              ------------       ------------     ------------     ------------     ------------
     Total from investment operations ......          0.24               1.44            (1.46)           (1.79)           (1.13)
                                              ------------       ------------     ------------     ------------     ------------
LESS:
Distributions from net investment income ...            --                 --               --               --               --
                                              ------------       ------------     ------------     ------------     ------------
Net asset value, end of period .............  $      10.53       $      10.29     $       8.85     $      10.31     $      12.10
                                              ============       ============     ============     ============     ============
     Total return ..........................          2.33%             16.27%          -14.16%          -14.79%           -8.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ..................  $ 17,193,984       $ 16,231,949     $ 16,678,147     $ 17,539,824     $ 18,784,323
RATIO OF NET EXPENSES TO AVERAGE NET
ASSETS:
     Before expense reimbursement ..........          2.39%              2.51%            2.43%            2.23%            2.33%
     After expense reimbursement ...........          1.50%              1.50%            1.50%            1.50%            1.50%
RATIO OF NET INVESTMENT LOSS TO
AVERAGE NET ASSETS:
     Before expense reimbursement ..........         (1.23)%            (1.52)%          (1.42)%          (1.41)%          (1.57)%
     After expense reimbursement ...........         (0.34)%            (0.51)%          (0.49)%          (0.68)%          (0.74)%
Portfolio turnover rate ....................         30.96%             45.58%           29.52%           39.51%           27.21%

----------
(1) Net investment loss per share is calculated using the balance of undistributed net investment loss prior to considerations of adjustments for book and tax differences.


                                                    BADGLEY FUNDS PROSPECTUS  17

                                                                           Badgley Balanced Fund
                                              --------------------------------------------------------------------------------
                                               Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                              May 31, 2005     May 31, 2004     May 31, 2003     May 31, 2002     May 31, 2001
                                              ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period .......  $      10.90     $      10.31     $      10.65     $      11.36     $      11.47
                                              ------------     ------------     ------------     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................          0.16             0.15             0.18             0.21             0.24
Net realized and unrealized gain
(loss) on investments ......................          0.16             0.59            (0.33)           (0.71)           (0.11)
                                              ------------     ------------     ------------     ------------     ------------
     Total from investment operations ......          0.32             0.74            (0.15)           (0.50)            0.13
                                              ------------     ------------     ------------     ------------     ------------
LESS:
Distributions from net investment income ...         (0.16)           (0.15)           (0.19)           (0.21)           (0.24)
Distributions from net realized gains ......            --               --               --               --            (0.00)(1)
                                              ------------     ------------     ------------     ------------     ------------
     Total dividends and distributions .....         (0.16)           (0.15)           (0.19)           (0.21)           (0.24)
                                              ------------     ------------     ------------     ------------     ------------
Net asset value, end of period .............  $      11.06     $      10.90     $      10.31     $      10.65     $      11.36
                                              ============     ============     ============     ============     ============
     Total return ..........................          2.99%            7.25%           -1.33%           -4.44%            1.13%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ..................  $ 35,576,132     $ 31,870,627     $ 29,195,847     $ 28,588,070     $ 30,017,183
RATIO OF NET EXPENSES TO AVERAGE NET
ASSETS:
     Before expense reimbursement ..........          1.62%            1.86%            1.82%            1.72%            1.80%
     After expense reimbursement ...........          1.30%            1.30%            1.30%            1.30%            1.30%
RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS:
     Before expense reimbursement ..........          1.16%            0.86%            1.26%            1.48%            1.57%
     After expense reimbursement ...........          1.48%            1.42%            1.78%            1.90%            2.07%
Portfolio turnover rate ....................         27.48%           29.27%           32.08%           35.98%           35.70%

----------
(1)   Dividend amount less than $(0.005) per share.


18 BADGLEY FUNDS PROSPECTUS

                             ADDITIONAL INFORMATION

HOUSEHOLDING

      The Funds seek to reduce costs and avoid duplicate mailings through householding. Householding means the Funds will send only one copy of financial reports, prospectuses and other regulatory materials to you. You may elect out of householding and receive mailings for each account by calling the Funds at 1-877-BADGLEY (1-877-223-4539) or writing the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.









                                                    BADGLEY FUNDS PROSPECTUS  19

DIRECTORS                                 CUSTODIAN

Graham S. Anderson                        U.S. BANK, N.A.
Frank S. Bayley                           425 Walnut Street
J. Kevin Callaghan                        Cincinnati, OH 54202
Victor E. Parker
Steven C. Phelps
Madelyn B. Smith                          ADMINISTRATOR, TRANSFER AGENT
                                          AND DIVIDEND-DISBURSING AGENT

PRINCIPAL OFFICERS                        U.S. BANCORP FUND SERVICES, LLC
                                          Third Floor
J. Kevin Callaghan, PRESIDENT             615 East Michigan Street
Lisa P. Guzman, TREASURER, SECRETARY      Milwaukee, Wisconsin  53202
AND CHIEF COMPLIANCE OFFICER

                                          INDEPENDENT REGISTERED PUBLIC
INVESTMENT ADVISER                        ACCOUNTING FIRM

BADGLEY, PHELPS AND BELL, INC.            PRICEWATERHOUSECOOPERS LLP
1420 Fifth Avenue                         1300 SW Fifth Avenue, Suite 3100
Seattle, Washington 98101                 Portland, Oregon 97201


DISTRIBUTOR                               LEGAL COUNSEL

RAFFERTY CAPITAL MARKETS, LLC             KIRKLAND & ELLIS LLP
59 Hilton Avenue, Suite 101               200 East Randolph Drive
Garden City, New York 11530               Chicago, Illinois 60601






      THE SAI CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS CONTAINED IN THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. THE FUNDS' ANNUAL REPORT PROVIDES A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THE LAST FISCAL YEAR. THE FUNDS' SAI, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS, ANNUAL REPORTS AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON REQUEST TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER NOTED ON THE COVER PAGE OF THIS PROSPECTUS OR AT WWW.BADGLEYFUNDS.COM. THESE DOCUMENTS MAY ALSO BE OBTAINED FROM CERTAIN FINANCIAL INTERMEDIARIES, INCLUDING THE DISTRIBUTOR, WHO PURCHASE AND SELL FUND SHARES. SHAREHOLDER INQUIRIES AND REQUESTS FOR OTHER INFORMATION ABOUT THE FUNDS CAN BE DIRECTED TO THE FUNDS AT THE ADDRESS, TOLL-FREE TELEPHONE NUMBER, OR WEBSITE ON THE COVER PAGE OF THIS PROSPECTUS.

      INFORMATION ABOUT THE FUNDS (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. PLEASE CALL THE SEC AT 1-202-942-8090 FOR INFORMATION RELATING TO THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT THE FUNDS ARE AVAILABLE ON THE EDGAR DATABASE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV OR UPON PAYMENT OF A DUPLICATING FEE, BY EMAILING OR WRITING THE PUBLIC REFERENCE ROOM OF THE SEC AT PUBLICINFO@SEC.GOV OR WASHINGTON, D.C. 20549-0102.

      THE FUNDS' 1940 ACT FILE NUMBER IS 811-08769.


20   BADGLEY FUNDS PROSPECTUS